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                                                                    Exhibit 24.1

            CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2002, in the Annual Report filed on 10-KSB of Tech Laboratories, Inc.

                                                   /s/ Charles J. Birnberg
                                                   -----------------------------
                                                   Charles J. Birnberg

Hackensack, New Jersey

March 14, 2002